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                                                                    EXHIBIT 24.2


                        CONSENT OF EVERS & COMPANY, LTD.
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                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in Amendment #1 to the Registration Statement of New Directions Manufacturing, Inc. on Form SB-2 of our reports dated September 8, 1997 and November 20, 1996, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

/s/ EVERS & COMPANY, LTD.


Phoenix,  Arizona
September 25, 1997